SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported)              September 11, 2003
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                           SOS STAFFING SERVICES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


            Utah                         0-26094                  87-0295503
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(State or other jurisdiction          (Commission               (IRS Employer ID
    of incorporation)                 File Number)                   Number)


1415 South Main, Salt Lake City, Utah                               84115
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(Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number, including area code:              (801) 484-4400
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(Former name or former address, if changed since last report)


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                  Item 5.  Other Events and Required FD Disclosure.
                           ---------------------------------------

On September 11, 2003, SOS Staffing Services, Inc. (the "Company") issued a press release announcing that it has reached a definitive merger agreement with Hire Calling Holding Company, an Oregon corporation ("Hire Calling") and Hire Calling Acquisitions, Inc., an Oregon corporation and wholly-owned subsidiary of Hire Calling ("Hire Acquisition"), pursuant to which Hire Calling has agreed to acquire the Company for up to $3.5 million in cash paid to the Company's common stockholders. The total merger consideration represents a price per share of the Company's common share of approximately $1.3789 per share. The merger agreement contemplates that, subject to the approval of the Company's stockholders and other closing conditions, Hire Acquisition will be merged into the Company. As a result, the Company would become a wholly-owned subsidiary of Hire Calling. A copy of the Company's press release is attached as Exhibit 99.1 hereto; a copy of the Agreement and Plan of Merger is also attached as Exhibit 99.2 hereto: both documents being incorporated by reference into this report. The foregoing summary description of the merger agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger attached hereto as Exhibit 99.2


                  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
                           -----------------------------------------------------

     (a) Financial Statements of Businesses Acquired. None

     (b) Pro Forma Financial Information. None

     (c) Exhibits.

99.1     Press Release, dated September 11, 2003

99.2     Agreement and Plan of Merger







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                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SOS STAFFING SERVICES, INC.
                                            By: /s/ Kevin Hardy
                                                --------------------------------
                                            Name: Kevin Hardy

                                            Title:  Sr. Vice President and
                                                    Chief Financial Officer

                  Dated:  September 11, 2003












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                               EXHIBIT INDEX

Exhibit Number                 Description

        99.1                   Press Release, dated September 11, 2003
        99.2                   Agreement and Plan of Merger















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